EXHIBIT 32.2

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Gregg Linn, hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(a)	the quarterly report on Form 10-Q of Avant Diagnostics, Inc. for the period ended March 31, 2015 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b)	information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Avant Diagnostics, Inc.

Date: July 21, 2015	By:	/s/ Gregg Linn
Gregg Linn
Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)